CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement of AIM Tax-Exempt Funds on Form N-14.
We also consent to the references to our firm under the captions “Financial Highlights” in each Prospectus, dated May 1, 2009 and “Independent Registered Public Accounting Firm” and “Financial Statements” in the Statement of Additional Information, dated May 1, 2009 of Morgan Stanley Institutional Fund, Inc., which are incorporated by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds in the Registration Statement of AIM Tax-Exempt Funds on Form N-14.
We also consent to the incorporation by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds of our reports, dated February 24, 2009, on International Growth Equity Portfolio, Large Cap Relative Value Portfolio, and U.S. Small/Mid Cap Value Portfolio (three of the portfolios of Morgan Stanley Institutional Fund, Inc.) included in the Annual Reports to Shareholders for the fiscal year ended December 31, 2008 in the Registration Statement of AIM Tax-Exempt Funds on Form N-14.
We also consent to the incorporation by reference in the Joint Proxy Statement and Prospectus of the Morgan Stanley Funds of our reports, dated November 24, 2009, on Municipal Portfolio, U.S. Mid Cap Value Portfolio, U.S. Small Cap Value Portfolio, and Value Portfolio (four of the portfolios of Morgan Stanley Institutional Fund Trust) included in the Annual Reports to Shareholders for the fiscal year ended September 30, 2009 in the Registration Statement of AIM Tax-Exempt Funds on Form N-14.
/s/ Ernst & Young LLP
ERNST & YOUNG LLP
Boston, Massachusetts
January 7, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm under the caption “Comparison of Other Service Providers” in the Joint Proxy Statement and Prospectus in the Registration Statement of AIM Tax-Exempt Funds on Form N-14.
We also consent to the references to our firm under the captions “Financial Highlights” and “Independent Registered Public Accounting Firm” in each Prospectus and Statement of Additional Information, as dated below, incorporated by reference in the Joint Proxy Statement and Prospectus in the Registration Statement of AIM Tax-Exempt Funds on Form N-14.
We also consent to the use of our reports on the Funds as the respective report date listed below incorporated by reference in the Joint Proxy Statement and Prospectus in the Registration Statement of AIM Tax-Exempt Funds on Form N-14.

Prospectus
Fund	Report Date	and SAI Date
Van Kampen Growth and Income Fund	January 16, 2009	March 31, 2009
Van Kampen High Yield Municipal Fund	January 16, 2009	March 31, 2009
Van Kampen Harbor Fund	February 19, 2009	April 30, 2009
Van Kampen Real Estate Securities Fund	February 19, 2009	April 30, 2009
Van Kampen U.S. Mortgage Fund	February 19, 2009	April 30, 2009
Van Kampen Limited Duration Fund	February 19, 2009	April 30, 2009
Van Kampen Comstock Fund	February 19, 2009	April 30, 2009
Van Kampen Enterprise Fund	February 19, 2009	April 30, 2009
Van Kampen Equity and Income Fund	February 19, 2009	April 30, 2009
Van Kampen Core Equity Fund	May 15, 2009	July 31, 2009
Van Kampen Small Cap Growth Fund	May 15, 2009	July 31, 2009
Van Kampen Asset Allocation Conservative Fund	May 15, 2009	July 31, 2009
Van Kampen Asset Allocation Growth Fund	May 15, 2009	July 31, 2009
Van Kampen Asset Allocation Moderate Fund	May 15, 2009	July 31, 2009
Van Kampen Leaders Fund	May 15, 2009	July 31, 2009
Van Kampen Mid Cap Growth Fund	May 15, 2009	July 31, 2009
Van Kampen Small Cap Value Fund	May 15, 2009	July 31, 2009
Van Kampen Utility Fund	May 15, 2009	July 31, 2009
Van Kampen Value Opportunities Fund	May 15, 2009	July 31, 2009
Van Kampen Capital Growth Fund	August 21, 2009	October 30, 2009
Van Kampen American Franchise Fund	October 26, 2009	December 30, 2009
Van Kampen Equity Premium Income Fund	October 26, 2009	December 30, 2009
Van Kampen International Advantage Fund	October 26, 2009	December 30, 2009
Van Kampen International Growth Fund	October 26, 2009	December 30, 2009
Van Kampen Core Plus Fixed Income Fund	October 26, 2009	December 30, 2009
Van Kampen Corporate Bond Fund	October 26, 2009	December 30, 2009
Van Kampen High Yield Fund	October 26, 2009	December 30, 2009
Van Kampen Technology Fund	October 26, 2009	December 30, 2009
Van Kampen Pennsylvania Tax Free Income Fund	November 20, 2009	Not yet filed
Van Kampen Government Securities Fund	November 20, 2009	Not yet filed
Van Kampen California Insured Tax Free Fund	November 20, 2009	Not yet filed
Van Kampen Insured Tax Free Income Fund	November 20, 2009	Not yet filed
Van Kampen Intermediate Term Municipal Income Fund	November 20, 2009	Not yet filed
Van Kampen Municipal Income Fund	November 20, 2009	Not yet filed
Van Kampen New York Tax Free Income Fund	November 20, 2009	Not yet filed
/s/ ERNST & YOUNG LLP
Chicago, Illinois
January 8, 2010